THE ADVISORS' INNER CIRCLE FUND

                RICE HALL JAMES SMALL CAP PORTFOLIO (THE "FUND")

                         SUPPLEMENT DATED JUNE 28, 2013
                                     TO THE
           PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                              DATED MARCH 1, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Effective July 1, 2013, Rice Hall James & Associates, LLC (the "Adviser") entered into a contractual expense limitation agreement with the Fund. Accordingly, the Prospectus and SAI are amended as follows:

1. The Annual Fund Operating Expenses table and example in the Fund's "Fund Fees and Expenses" summary section of the Prospectus are hereby deleted and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees .......................................................   0.80%
Other Expenses ........................................................   0.64%
Acquired Fund Fees and Expenses .......................................   0.02%
                                                                         ------
Total Annual Fund Operating Expenses(1) ...............................   1.46%
Less Fee Reductions and/or Expense Reimbursements .....................  (0.19)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions and/or
Expense Reimbursements(1,2) ...........................................   1.27%

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.25% of the Fund's average daily net assets until February 28, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2015.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                   $129       $430        $766        $1,718


2. Under the heading "Investment Management" in the "Additional Information About the Funds" section of the Prospectus, the second paragraph is hereby deleted and replaced with the following:

For its services, the Small Cap Portfolio pays the Adviser an annual fee of 0.80% of its average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.25% of the Fund's average daily net assets until February 28, 2015. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap, the Adviser may retain the difference between total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place. During its most recent fiscal year, the Fund paid 0.80% of its average daily net assets in advisory fees (after fee reductions) to the Adviser.

3. Under the heading "Advisory Fees Paid to the Adviser," in the "Investment Advisory and Other Services" section of the SAI, the third paragraph is hereby deleted and replaced with the following:

Due to the effect of fee waivers by the Adviser, the actual percentage of average daily net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. The Adviser has voluntarily agreed to reduce fees and reimburse expenses of the Micro Cap Portfolio in order to keep its net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.60% of the Fund's average daily net assets. The Adviser may change or cancel this expense limitation of the Fund at any time. With respect to the Mid Cap Portfolio, the Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual Fund operating expenses (not including excluded expenses) from exceeding 1.40% of the Fund's average daily net assets until February 28, 2014. With respect to the Small Cap Portfolio, the Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual Fund operating expenses (not including excluded expenses) from exceeding 1.25% of the Fund's average daily net assets until February 28, 2015. If at any point during the Small Cap Portfolio's or Mid Cap Portfolio's operations total annual Fund operating expenses (not including excluded expenses) are below its respective expense cap, the Adviser may retain the difference between the total annual fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which the agreement was in place.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 RHJ-SK-008-0100